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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                JANUARY 17, 2001
                                ----------------
                Date of report (Date of earliest event reported)

                   KUPPER PARKER COMMUNICATIONS, INCORPORATED
                   ------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    NEW YORK
                                    --------
                 (State or Other Jurisdiction of Incorporation)

                                    000-24131
                                    ---------
                            (Commission File Number)

                     8301 MARYLAND AVENUE, CLAYTON, MISSOURI
                     ---------------------------------------
                    (Address of Principal Executive Offices)

                                    112250305
                                    ---------
                        (IRS Employer Identification No.)

                                      63105
                                      -----
                                   (Zip Code)

                                 (314) 290-2000
                                 --------------
               (Registrant's Telephone Number Including Area Code)



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ITEM 5.  OTHER EVENTS

On January 17, 2001, the registrant issued a release in the form attached to this Report as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed with this report.

        EXHIBIT NO.                       DESCRIPTION

           99.1              Press Release dated January 17, 2001




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 17, 2001               By:  /s/ John J. Rezich
                                           John J. Rezich
                                           Executive Vice President